SYCUAN VALUE FUND (SYCUX)

Sycuan Funds

ADVISOR'S QUARTERLY UPDATE 2nd Quarter 2008

Positive factors impacting investment performance of the fund during the quarter included the Healthcare Sector (Amgen, Wellpoint, Novartis & Astra Zeneca), Information Technology (Dell, Inc. and Taiwan Semiconductor) and Consumer Discretionary Sectors (Time Warner & Omnicom). Negative factors impacting performance of the fund during the quarter included Financial (Citigroup, AIG & Bank of America), and Industrial (Ingersoll-Rand & Illinois Toolworks) and Consumer Staples (Procter & Gamble).

Intel and Electronic Data Systems were sold during the quarter because the investment adviser believed their share prices fairly reflected the intrinsic value of the businesses. Proceeds from these sales were used to acquire a new position in Citigroup and purchase additional shares of SK Telecom, American International Group, Bank of America, Time Warner, Pfizer and Wellpoint.

Healthcare holdings (Astra Zeneca, Pfizer, Amgen, Novartis, Wellpoint & Johnson & Johnson) represent the largest sector in the fund. The Financial Sector (American International Group, Bank of America, Travelers Group, HSBC Holdings, ING Groep and Citigroup) is prominently represented as well. The fund owns shares of common stock in 29 holdings as of June 30, 2008.

As we enter the third quarter of 2008 and experience share price volatility due to economic uncertainty on a global basis, it is appropriate to recall the writings of John Burr Williams from over 50 years ago in his book, *The Theory of Investment Value*. Mr. Williams set forth the equation for value, which we condense here: *The value of any stock, bond, or business today is determined by the cash inflows and outflows- discounted at at an appropriate rate- that can be expected to occur during the remaining life of the asset.* The critical factor in investing is to determine the intrinsic value of a business and pay a fair or bargain price. Efforts to predict the direction of the stock market, the economy, interest rates or elections are futile and should be entirely avoided in favor of the purchase of businesses at a sensible price with excellent economics and able, honest management. Thereafter, an investor only needs to monitor whether these qualities are being preserved. More often than not, investment success can be attributed to inactivity. Your investment in the Sycuan Value Fund will be managed with the aforementioned investment discipline and philosophy in mind at all times. In addition, your investment adviser is the largest owner of shares in the Sycuan Value Fund to ensure that my personal financial interests are aligned with all of the other shareholders of the fund.

Thank you for your continued confidence and support.
Arthur Q. Johnson, CFA
Portfolio Manager

MANAGEMENT

Investment Team
Sycuan Capital Management
A.Q. Johnson & Co.

3007 Dehesa Road
El Cajon, CA 92019
Phone: 619-444-4048
Fax: 619-444-4775
www.sycuanfunds.com

INVESTMENT OBJECTIVES

The Sycuan Value Fund seeks long-term capital appreciation. The Fund invests in common stocks and foreign securities that the Fund's sub-adviser believes are undervalued and can be purchased at a discount to their intrinsic value. The Fund normally invests at least 80% of its assets in common stocks (at the time of purchase) of US companies and may invest up to 20% of its assets in foreign securities.

TOP TEN HOLDINGS AS OF JUNE 30, 2008

Johnson & Johnson	5.55%
Nike, Inc.	4.57%
Illinois Tool Works, Inc.	4.56%
Ingersoll Rand Co. Ltd.	4.31%
Dell, Inc.	4.20%
Pfizer, Inc.	4.02%
Cisco Systems, Inc.	4.01%
3M Co.	4.00%
Bank of America Corp.	3.89%
Time Warner, Inc.	3.83%

Total # of Holdings = 29

PERFORMANCE AVERAGE ANNUALIZED RETURNS AS OF JUNE 30, 2008

	Since Inception	2 Year	1 Year	Latest 3 Months**
Sycuan Value Fund	3.09%	-3.36%	-21.84%	-5.97%
S&P 500*	5.97%	2.35%	-13.12%	-2.73%

All returns include change in share prices and reinvestment of any dividends and capital gain distributions.
* The S&P 500 Index is a capitalization-weighted, unmanaged index containing industrial, utility, transportation, and financial companies generally regarded as representative of the US stock market. The returns for the S&P 500 Index are calculated on a total return basis with dividends reinvested net of foreign withholding taxes, but do not reflect fees, brokerage commissions or other expenses of investing.
**Total Return not shown as an annualized value.

DISCLOSURES

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by call the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.